                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)   August 31, 1998
                                                   ---------------



                             ST. JOHN KNITS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         California                1-11752                95-2245070
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)           Identification No.)


               17422 Derian Avenue, Irvine, California       92614
--------------------------------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code        (714) 863-1171
                                                  -----------------------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS
------   ------------

         Effective as of August 31, 1998, Amen Wardy, Jr. was terminated as Chief Executive Officer of Amen Wardy Home Stores, LLC ("Amen Wardy Home Stores"), and David C. Frankel was appointed the new Chief Executive Officer of Amen Wardy Home Stores. Amen Wardy Home Stores is a majority owned subsidiary of St. John Knits, Inc., a California corporation.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 4, 1998

                                  ST. JOHN KNITS, INC.



                                  By:    /s/ Roger G. Ruppert
                                         ---------------------------------------
                                  Name:  Roger G. Ruppert
                                  Title: Senior Vice President - Finance,
                                         Chief Financial Officer


                                       2